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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 2, 2003

                             DELTA AIR LINES, INC.
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             (Exact name of registrant as specified in its charter)

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
              Delaware                              1-5424                            58-0218548
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    (State or other jurisdiction                 (Commission                        (IRS Employer
         of incorporation)                       File Number)                    Identification No.)
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                  P.O. Box 20706, Atlanta, Georgia 30320-6001
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                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (404) 715-2600
                                                           --------------

                  Registrant's Web site address: www.delta.com
                                                 -------------

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

Closing of Sale of Convertible Senior Notes

Delta Air Lines, Inc. ("Delta") today issued a press release announcing the closing of the sale of $300 million aggregate principal amount of Convertible Senior Notes due 2023, to qualified institutional buyers pursuant to Rule 144A, and to non-U.S. persons pursuant to Regulation S, under the Securities Act of 1933, as amended. As previously disclosed, Delta also has granted the initial purchaser of the notes a 30-day option to purchase up to an additional $50 million principal amount of the notes. The press release is attached hereto as
Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(C) EXHIBITS

         Exhibit 99.1 Press Release dated June 2, 2003, titled "Delta Closes Sale of $300 Million of Convertible Senior Notes".


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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     DELTA AIR LINES, INC.



                                 BY: /s/ Edward H. Bastian
                                     ---------------------
                                     Edward H. Bastian
                                     Senior Vice President - Finance and
                                     Controller


Date: June 2, 2003


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                                 EXHIBIT INDEX

Exhibit Number                      Description

         Exhibit 99.1 Press Release dated June 2, 2003, titled "Delta Closes Sale of $300 Million of Convertible Senior Notes".


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